Stock-Based Compensation	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Share-based Payment Arrangement [Abstract]
Stock-Based Compensation

8. Stock-Based Compensation

Equity Incentive Plans

On November 5, 2018, the Company adopted the 2018 Equity Incentive Plan (the “2018 Plan”) which permits the granting of stock awards and incentive and nonstatutory stock options to employees, directors and consultants of the Company.

In July 2019, the Company’s board of directors and stockholders approved and adopted the 2019 Equity Incentive Plan (the “2019 Plan”). The 2019 Plan became effective on July 17, 2019. Under the 2019 Plan, the Company may grant stock options, stock appreciation rights, restricted stock, restricted stock units and other stock or cash-based awards to individuals who are then employees, officers, directors or consultants of the Company. A total of 1,401,443 shares of common stock were approved to be initially reserved for issuance under the 2019 Plan, including 101,443 shares that remained available for issuance under the 2018 Plan as of July 17, 2019. Shares subject to outstanding awards under the 2018 Plan as of the effective date of the 2019 Plan that are subsequently canceled, forfeited or repurchased by the Company will be added to the shares reserved under the 2019 Plan. In addition, the number of shares of common stock available for issuance under the 2019 Plan will be automatically increased on the first day of each calendar year during the ten-year term of the 2019 Plan, beginning with January 1, 2020 and ending with January 1, 2029, by an amount equal to 5% of the outstanding number of shares of the Company’s common stock on December 31st of the preceding calendar year or such lesser amount as determined by the Company’s board of directors. As of September 30, 2019, 1,272,443 shares of common stock were available for issuance under the 2019 Plan.

Stock Options

The fair value of each employee and non-employee stock option grant is estimated on the date of grant using the Black-Scholes option-pricing model. Prior to its IPO, the Company was a private company and lacked company-specific historical and implied volatility information. Therefore, it estimated its expected volatility based on the historical volatility of a publicly traded set of peer companies. Due to the lack of historical exercise history, the expected term of the Company’s stock options for employees has been determined utilizing the “simplified” method for awards. The risk-free interest rate is determined by reference to the U.S. Treasury yield curve in effect at the time of grant of the award for time periods approximately equal to the expected term of the award. Expected dividend yield is zero based on the fact that the Company has never paid cash dividends and does not expect to pay any cash dividends in the foreseeable future.

No stock options were granted for the period from May 2, 2018 to September 30, 2018. The following assumptions were used to estimate the fair value of stock option awards granted during the following periods:

	Three Months Ended September 30,	Nine Months Ended September 30,
	2019	2019
Exercise price	$9.86-$15.00	$2.94-$15.00
Expected term (in years)	6.0-6.3	6.0-6.3
Expected volatility	75.31%-75.98%	73.88%-75.98%
Risk-free interest rate	1.46%-1.89%	1.46%-2.46%
Expected dividend yield	—	—
Grant date fair value of options granted	$6.62-$10.01	$6.62-$10.46

The following table summarizes stock option activity during the nine months ended September 30, 2019 (in thousands, except share and per share data):

	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life (in Years)	Aggregate Intrinsic Value
Outstanding as of December 31, 2018	—	$—	—	$—
Granted	3,206,812	$4.98	9.6
Exercised	—	$—	—
Canceled and forfeited	—	$—	—

Outstanding as of September 30, 2019	3,206,812	$4.98	9.6	$16,292

Vested and exercisable as of September 30, 2019	1,465	$2.94	9.5	$10

As of September 30, 2019, the total unrecognized stock-based compensation related to unvested stock option awards granted was $23.2 million, which the Company expects to recognize over a weighted-average period of approximately 3.4 years.

Restricted Stock

On November 5, 2018, in connection with the issuance of the Series A Preferred Stock, the Company’s founders agreed to modify their outstanding shares of common stock to include vesting provisions that require continued service to the Company in order to vest in those shares. As such, the 562,500 modified shares of common stock became compensatory upon such modification. The total compensation cost resulting from the modification was $1.7 million. The modified shares have a four-year vesting period and a measurement date fair value of $2.936 per share. For the three and nine months ended September 30, 2019, 33,398 and 101,952 shares vested, respectively. As of September 30, 2019, the total unrecognized compensation expense related to unvested restricted stock was $1.2 million expected to be recognized over a weighted-average period of approximately 3.2 years.

Stock-based compensation expense is reflected in the unaudited condensed consolidated statements of operations (in thousands):

	Three Months Ended September 30,	Nine Months Ended September 30,
	2019	2019
General and administrative	$1,314	$2,464
Research and development	830	1,539

Total	$2,144	$4,003

2019 Employee Stock Purchase Plan

In July 2019, the Company’s board of directors and stockholders approved and adopted the 2019 Employee Stock Purchase Plan (the “ESPP”). The ESPP became effective on July 17, 2019. A total of 500,000 shares of common stock were approved to be initially reserved for issuance under the ESPP. In addition, the number of shares of common stock available for issuance under the ESPP will be automatically increased on the first day of each calendar year during the first ten-years of the term of the ESPP, beginning with January 1, 2020 and ending with January 1, 2029, by an amount equal to the lessor of (i) 1% of the outstanding number of shares of common stock on December 31st of the preceding calendar year, (ii) 1,500,000 shares of common stock or (iii) such lesser amount as determined by the Company’s board of directors. The Company had 500,000 shares available for future issuance under the 2019 ESPP as of September 30, 2019.

6. Stock Options

Equity Incentive Plans

On November 5, 2018, the Company adopted the 2018 Equity Incentive Plan (the “2018 Plan”) which authorizes up to 1,859,151 stock awards and incentive and nonstatutory stock options to employees, directors and consultants of the Company. Contingent upon the Second Closing of the Series A Preferred Stock, the shares reserved for issuance under the 2018 Plan will automatically increase by 1,320,104 shares for a total of 3,179,255 shares. As of December 31, 2018, no awards had been granted under the 2018 Plan.

Restricted Stock

On November 5, 2018, in connection with the issuance of the Series A Preferred Stock, the Company placed vesting conditions on 562,500 previously issued founder shares with four year vesting and a measurement date fair value of $2.936 per share. For the period of May 2, 2018 to December 31, 2018, 11,719 vested and the Company recognized $34,000 in stock-based compensation expense of which $26,000 and $8,000 were recorded as general and administrative and research and development expenses, respectively. At December 31, 2018, the total unrecognized compensation expense related to unvested restricted stock was $1.6 million expected to be recognized over a weighted-average period of approximately 3.9 years.